Exhibit 10.1
HYPERDYNAMICS CORPORATION
STOCK OPTION AGREEMENT
O-133

THIS OPTION AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOFMAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

Date of Grant:     August 27, 2009

THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by Hyperdynamics Corporation (the "Company") to Robert A. Solberg (the "Grantee"), who is an employee, consultant, officer or director of the Company or one of its subsidiaries (the Company is sometimes referred to herein as the "Employer").

WHEREAS, the Board of Directors of the Company (the "Board") granted to Grantee the right to purchase shares of the Common Stock of the Company, par value $0.001 per share (the "Stock"), in accordance with the terms and provisions hereof.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Grant of Option.

Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Board, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to 250,000 shares of Stock at a price of $1.15 per share which shall be the Fair Market Value on the Date of Grant (subject to paragraph 7).  Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares."

2.	Option Type

It is the intent of the Board that the Option is to be a Non-Statutory Option.

3.	Vesting.

All options vest immediately

4.           Acceleration of Expiration Date Of This Option
In the event of a corporate action in the nature of a merger in which the corporation is not the surviving entity, the sale of substantially all of the assets of the corporation or an exchange or purchase from shareholders of their stock of the corporation, that requires the vote or consent of shareholders, then the expiration date of these options shall accelerate to be the date of such a corporate action.

5	Termination of Option.

(a)
The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of five years from the Date of Grant (the "Option Term").

(b)
In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

6.	Exercise of Options.
(a)
The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of the Company   written notice of intent to exercise.  The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

(b)
Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise by wire transfer, check, or money order, or, with the prior written consent of the Board, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date, or cashless exercise using the intrinsic value of the option itself.

On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, but not to exceed ten (10) business days, the Company shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as the Company may elect) upon full payment for such Option Shares.

(c)
If the Grantee fails to pay for any of the Option Shares specified in such notice, the Grantee's right to purchase such Option Shares may be terminated by the Company.  The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

7.	Adjustment of and Changes in Stock of the Company.

In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of the Company, the Board shall make such adjustment  in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

8.	Fair Market Value.

As used herein, "Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

9.	No Rights of Stockholders.

Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

10.	Non-Transferability of Option.

During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, (i) in case of the death of the Grantee, by will or the laws of descent and distribution, and (ii) to a child, grandchild or stepchild of the Grantee or to a trust or partnership created by the Grantee, who, in each case, will be subject to all of the provisions hereof, nor shall the Option be subject to attachment, execution or other similar process.  In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Grantee and it shall thereupon become null and void and of no value to any such party.

11.	Notice.

Any notice to the Company provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at Hyperdynamics Corporation, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the records of the Company.  Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

12.	Governing Law.

The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Texas, except to the extent preempted by federal law, which shall to the extent govern.

13.           Stock and Stock Option Plan

This Option is subject to the terms and conditions of the Hyperdynamics Stock and Stock Option Plan, as amended, which is attached hereto.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Stock Option Agreement.

HYPERDYNAMICS CORPORATION

By: ___________________

Title:  President & CEO

GRANTEE

________________________
Robert A. Solberg